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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-82650.




                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
October 10, 1997